Exhibit 99.1

Snap Inc. Announces Fourth Quarter and Full Year 2021 Financial Results

Daily Active Users increased 20% year-over-year to 319 million

Fourth quarter revenue increased 42% and full year revenue increased 64% year-over-year

First quarter of positive net income as a public company

First full year of positive operating cash flow and Free Cash Flow

SANTA MONICA, Calif. – February 3, 2022 – Snap Inc. (NYSE: SNAP) today announced financial results for the quarter and full year ended December 31, 2021.

“2021 was an exciting year for Snap and we made significant progress growing our business and serving our global community,” said Evan Spiegel, CEO. “The strength of our core business has enabled us to accelerate our investments in augmented reality, transforming the way that the Snapchat community experiences the world through our camera.”

Annual Financial Highlights

•	Revenue increased 64% to $4.1 billion in 2021, compared to the prior year.
•	Net loss improved 48% to $488 million in 2021, compared to the prior year.
•	Second consecutive year of positive Adjusted EBITDA with $617 million in 2021.
•	First full year of positive operating cash flow and Free Cash Flow of $293 million and $223 million.

Quarterly Financial Highlights

•	Revenue increased 42% to $1.3 billion in Q4 2021, compared to the prior year.
•	First quarter of positive net income as a public company of $23 million in Q4 2021.
•	Adjusted EBITDA improved 97% to $327 million in Q4 2021, compared to the prior year.
•	Operating cash flow was $186 million in Q4 2021, compared to $(53) million in the prior year.
•	Free Cash Flow was $161 million in Q4 2021, compared to $(69) million in the prior year.
	Three Months Ended December 31,		Percent	Twelve Months Ended December 31,		Percent
	2021	2020	Change	2021	2020	Change
(Unaudited)	(in thousands, except per share amounts)
Revenue	$1,297,885	$911,322	42%	$4,117,048	$2,506,626	64%
Operating loss	$(25,127)	$(97,236)	74%	$(702,069)	$(862,072)	19%
Net income (loss)	$22,550	$(113,099)	120%	$(487,955)	$(944,839)	48%
Adjusted EBITDA(1)	$326,793	$165,609	97%	$616,686	$45,163	1,265%
Net cash provided by (used in) operating activities	$185,528	$(52,545)	453%	$292,880	$(167,644)	275%
Free Cash Flow(2)	$160,963	$(68,992)	333%	$223,005	$(225,476)	199%
Diluted net income (loss) per share attributable to common stockholders	$0.01	$(0.08)	118%	$(0.31)	$(0.65)	52%
Non-GAAP diluted net income (loss) per share(3)	$0.22	$0.09	135%	$0.50	$(0.06)	895%
(1)	See page 10 for reconciliation of net income (loss) to Adjusted EBITDA.
(2)	See page 10 for reconciliation of net cash provided by (used in) operating activities to Free Cash Flow.
(3)	See page 11 for reconciliation of GAAP diluted net income (loss) per share to non-GAAP diluted net income (loss) per share.

Q4 2021 Summary & Key Highlights

The Snapchat community is active, engaged, and growing:

•	DAUs were 319 million in Q4 2021, an increase of 54 million, or 20%, year-over-year.
•	Year-over-year growth in DAUs has been 20% or more for five consecutive quarters.
•	DAUs increased sequentially and year-over-year in each of North America, Europe, and Rest of World.

We invested and innovated in our augmented reality platform:

•	Our 18 New Year's Eve Lenses generated more than 7 billion impressions.
•	We released several enhancements and new features to Lens Studio, including a new Sounds Library, real-world physics, world mesh, and an API library for real-time data.
•	Lens Creators can now include a Call-to-Action link within a Lens, making it easier for Lens Creators to grow their businesses.
•

We partnered with the Great Barrier Reef Foundation to launch a new Water Segmentation Lens, which shows a virtual reconstruction of the Great Barrier Reef and its ongoing degradation to inspire people to protect the world’s delicate reef system.

•

We rolled out Food Scan, the newest improvement to our Camera that uses the powerful visual recognition capabilities of Scan to understand different food and ingredients and provide recipe recommendations.

We invested in our content offerings:

•	The number of Spotlight viewers subscribing to a Creator more than doubled relative to the prior quarter.
•

Over 20 Spotlight creators are also syndicating Shows on Discover, including beauty entrepreneur Patrick Starrr and crafting expert Lauren Riihimäki, who each reached 5 million Snapchatters with their Shows.

•

We renewed our partnerships with three of the top premium broadcasters in the world: NBCUniversal, ViacomCBS, and Disney, who are responsible for popular shows on Discover including The Rundown, MTV Presents, and ESPN GameDay, respectively.

•

In Q4 2021, 25 different Discover partners each reached over 50 million unique Snapchatters globally, including Universal Music’s Rebel Labs, social publisher Jungle Creations’ lifestyle content, and Team Whistle’s sports content.

•	In Q4 2021, we added more than 160 new international Discover channels and onboarded new partners including Seven.One Entertainment Group in Germany and Canal+ in France.
•

We partnered with Kim Kardashian West and Kris Jenner to launch the Kindness Spotlight Challenge, which generated the most submissions for a challenge to date; we partnered with Mariah Carey to launch her hit song “All I Want for Christmas is You” via Sounds on Snapchat and as a Spotlight Challenge, which inspired the creation of over 3.5 million videos featuring the song and over 300 million views.

•	Our new Snap Original “The Me and You Show”, which stars Snapchatters and their friends using our Cameos feature, reached over 50 million viewers.

We expanded our product and partner ecosystem:

•

We launched our first two Snap Map Layers, Memories and Explore, which allow users to view their saved Snaps by location and explore new ones around the world and have been used over 100 million times since launch.

•	We partnered with e-commerce company Flipkart and cosmetics companies Sugar Cosmetics and MyGlamm to bring more AR shopping and virtual try-on experiences to Snapchatters in India.
•	We launched new Lenses with our Camera Kit partner Disney’s PhotoPass service featuring iconic Disney characters like Elsa from Frozen and Timon from The Lion King.
•	We released “Quick Tap to Snap” for Google’s Pixel 6 and Pixel 6 Pro phones, enabling users to access the Snapchat Camera directly from the lockscreen with two taps.
•	We partnered with Sony Music Entertainment, expanding the library of songs for Snapchatters to use in Sounds, Lenses, and more to all major publishers.
•	We partnered with NBCUniversal so Snapchatters can add audio clips from popular TV shows and movies such as The Office, Saturday Night Live, and Bridesmaids to their Snaps.

We expanded our offering for advertisers:

•	Our first party measurement solutions are now enabled for advertisers that represent more than 75% of our Direct Response revenue.
•	We rolled out multi-format delivery of ad creatives, allowing advertisers to utilize a single ad set across multiple ad formats, and for Snap to optimize delivery.
•

We released seven new courses in Snap Focus, our learning portal for marketers, covering topics from general campaign optimization and brand safety to privacy-centric measurement solutions such as Advanced Conversions.

•

We launched Catalog-powered Shopping Lenses, which provide real-time results for brands on SKU-level augmented reality product engagement, and introduced a new AR try-on shopping interface for Snapchatters.

•

Cosmetics company MAC utilized our self-service Lens Web Builder tool, which is now broadly available to all beauty brands, to build several AR try-on makeup Lenses. The campaign ultimately drove 1.3 million try-ons, a 2.4x higher lift in Brand Awareness, a 9x higher lift in Intent, and among female Snapchatters, a 17x higher lift in Purchases.

Financial Guidance

The following forward-looking statements reflect our expectations for the first quarter of 2022 as of February 3, 2022, and are subject to substantial uncertainty. This guidance assumes constant foreign currency rates, and among other things, that no business acquisitions, divestitures, investments, exits, restructurings, or legal settlements are concluded in the quarter. Our results are based on assumptions that we believe to be reasonable as of this date, but may be materially affected by many factors, as discussed below in “Forward-Looking Statements.”

Q1 2022 Outlook

•	Revenue is estimated to be between $1,030 million and $1,080 million.
•	Adjusted EBITDA is estimated to be approximately breakeven.

Conference Call Information

Snap Inc. will host a conference call to discuss the results at 2:00 p.m. Pacific / 5:00 p.m. Eastern today. The live audio webcast along with supplemental information will be accessible at investor.snap.com. A recording of the webcast will also be available following the conference call.

Snap Inc. uses its websites (including snap.com and investor.snap.com) as means of disclosing material non-public information and for complying with its disclosure obligation under Regulation FD.

Definitions

Free Cash Flow is defined as net cash provided by (used in) operating activities, reduced by purchases of property and equipment.

Common shares outstanding plus shares underlying stock-based awards includes common shares outstanding, restricted stock units, restricted stock awards, and outstanding stock options.

Adjusted EBITDA is defined as net income (loss), excluding interest income; interest expense; other income (expense) net; income tax benefit (expense); depreciation and amortization; stock-based compensation expense and other payroll related tax expense; and certain other non-cash or non-recurring items impacting net income (loss) from time to time.

A Daily Active User (DAU) is defined as a registered Snapchat user who opens the Snapchat application at least once during a defined 24-hour period. We calculate average DAUs for a particular quarter by adding the number of DAUs on each day of that quarter and dividing that sum by the number of days in that quarter.

Average revenue per user (ARPU) is defined as quarterly revenue divided by the average DAUs.

A Monthly Active User (MAU) is defined as a registered Snapchat user who opens the Snapchat application at least once during the 30-day period ending on the calendar month-end. We calculate average Monthly Active Users for a particular quarter by calculating the average of the MAUs as of each calendar month-end in that quarter.

Note: For adjustments and additional information regarding the non-GAAP financial measures and other items discussed, please see “Non-GAAP Financial Measures,” “Reconciliation of GAAP to Non-GAAP Financial Measures,” and “Supplemental Financial Information and Business Metrics.”

About Snap Inc.

Snap Inc. is a camera company. We believe that reinventing the camera represents our greatest opportunity to improve the way people live and communicate. We contribute to human progress by empowering people to express themselves, live in the moment, learn about the world, and have fun together. For more information, visit snap.com.

Contact

Investors and Analysts:

ir@snap.com

Press:

press@snap.com

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, or the Securities Act, and Section 21E of the Securities Exchange Act of 1934, as amended, or the Exchange Act, about us and our industry that involve substantial risks and uncertainties. All statements other than statements of historical facts contained in this press release, including statements regarding guidance, our future results of operations or financial condition, business strategy and plans, user growth and engagement, product initiatives, objectives of management for future operations, and advertiser and partner offerings, are forward-looking statements. In some cases, you can identify forward-looking statements because they contain words such as “anticipate,” “believe,” “contemplate,” “continue,” “could,” “estimate,” “expect,” “going to,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “should,” “target,” “will,” or “would” or the negative of these words or other similar terms or expressions. We caution you that the foregoing may not include all of the forward-looking statements made in this press release.

You should not rely on forward-looking statements as predictions of future events. We have based the forward-looking statements contained in this press release primarily on our current expectations and projections about future events and trends, including our financial outlook and the ongoing COVID-19 pandemic, that we believe may continue to affect our business, financial condition, results of operations, and prospects. These forward-looking statements are subject to risks and uncertainties related to: our financial performance; our lack of historical profitability; our ability to generate and sustain positive cash flow; our ability to attract and retain users, publishers, and advertisers; competition and new market entrants; managing our international expansion and our growth and future expenses; compliance with new laws, regulations, and executive actions; our ability to maintain, protect, and enhance our intellectual property; our ability to succeed in existing and new market segments; our ability to attract and retain qualified and key personnel; our ability to repay outstanding debt; future acquisitions, divestitures or investments; and the potential adverse impact of climate change, natural disasters, and health epidemics, as well as risks, uncertainties, and other factors described in “Risk Factors” and elsewhere in our most recent periodic report filed with the SEC, which is available on the SEC’s website at www.sec.gov. Additional information will be made available in Snap Inc.’s periodic report that will be filed with the SEC for the period covered by this press release and other filings that we make from time to time with the SEC. In addition, any forward-looking statements contained in this press release are based on assumptions that we believe to be reasonable as of this date. We undertake no obligation to update any forward-looking statements to reflect events or circumstances after the date of this press release or to reflect new information or the occurrence of unanticipated events, including future developments related to the COVID-19 pandemic, except as required by law.

Non-GAAP Financial Measures

To supplement our consolidated financial statements, which are prepared and presented in accordance with GAAP, we use certain non-GAAP financial measures, as described below, to understand and evaluate our core operating performance. These non-GAAP financial measures, which may be different than similarly titled measures used by other companies, are presented to enhance investors’ overall understanding of our financial performance and should not be considered a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP.

We use the non-GAAP financial measure of Free Cash Flow, which is defined as net cash provided by (used in) operating activities, reduced by purchases of property and equipment. We believe Free Cash Flow is an important liquidity measure of the cash that is available, after capital expenditures, for operational expenses and investment in our business and is a key financial indicator used by management. Additionally, we believe that Free Cash Flow is an important measure since we use third-party infrastructure partners to host our services and therefore we do not incur significant capital expenditures to support revenue generating activities. Free Cash Flow is useful to investors as a liquidity measure because it measures our ability to generate or use cash. Once our business needs and obligations are met, cash can be used to maintain a strong balance sheet and invest in future growth.

We use the non-GAAP financial measure of Adjusted EBITDA, which is defined as net income (loss); excluding interest income; interest expense; other income (expense), net; income tax benefit (expense); depreciation and amortization; stock-based compensation expense and other payroll related tax expense; and certain other non-cash or non-recurring items impacting net income (loss) from time to time. We believe that Adjusted EBITDA helps identify underlying trends in our business that could otherwise be masked by the effect of the expenses that we exclude in Adjusted EBITDA.

We use the non-GAAP financial measure of non-GAAP net income (loss), which is defined as net income (loss); excluding amortization of intangible assets; stock-based compensation expense and other payroll related tax expense; certain other non-cash or non-recurring items impacting net income (loss) from time to time; and related income tax adjustments. Non-GAAP net income (loss) and weighted average diluted shares are then used to calculate non-GAAP diluted net income (loss) per share. Similar to Adjusted EBITDA, we believe these measures help identify underlying trends in our business that could otherwise be masked by the effect of the expenses we exclude in the measure.

We believe that these non-GAAP financial measures provide useful information about our financial performance, enhance the overall understanding of our past performance and future prospects, and allow for greater transparency with respect to key metrics used by our management for financial and operational decision-making. We are presenting these non-GAAP measures to assist investors in seeing our financial performance through the eyes of management, and because we believe that these measures provide an additional tool for investors to use in comparing our core financial performance over multiple periods with other companies in our industry.

For a reconciliation of these non-GAAP financial measures to the most directly comparable GAAP financial measure, please see “Reconciliation of GAAP to Non-GAAP Financial Measures.”

Snap Inc., “Snapchat,” and our other registered and common law trade names, trademarks, and service marks are the property of Snap Inc. or our subsidiaries.

SNAP INC.

CONSOLIDATED STATEMENTS OF CASH FLOWS

(in thousands, unaudited)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2021	2020	2021	2020
Cash flows from operating activities
Net income (loss)	$22,550	$(113,099)	$(487,955)	$(944,839)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
Depreciation and amortization	34,863	22,811	119,141	86,744
Stock-based compensation	297,564	219,882	1,092,135	770,182
Amortization of debt discount and issuance costs	1,010	24,923	4,311	81,401
(Gains) losses on debt and equity securities, net	(65,525)	—	(289,052)	(10,250)
Induced conversion expense related to convertible notes	—	—	41,538	—
Other	4,624	(18,958)	8,643	2,963
Change in operating assets and liabilities, net of effect of acquisitions:
Accounts receivable, net of allowance	(154,923)	(212,508)	(332,967)	(255,818)
Prepaid expenses and other current assets	(11,045)	4,765	(26,607)	(14,587)
Operating lease right-of-use assets	12,041	10,633	47,258	38,940
Other assets	(5,476)	(13,785)	(10,916)	(11,442)
Accounts payable	36,149	8,926	53,579	20,374
Accrued expenses and other current liabilities	27,366	14,233	117,092	108,601
Operating lease liabilities	(14,029)	(8,991)	(49,294)	(49,730)
Other liabilities	359	8,623	5,974	9,817
Net cash provided by (used in) operating activities	185,528	(52,545)	292,880	(167,644)
Cash flows from investing activities
Purchases of property and equipment	(24,565)	(16,447)	(69,875)	(57,832)
Purchases of strategic investments	(7,650)	(16,245)	(41,160)	(111,586)
Cash paid for acquisitions, net of cash acquired	(134,324)	(115,138)	(310,915)	(168,850)
Purchases of marketable securities	(542,217)	(947,707)	(2,438,983)	(3,524,599)
Sales of marketable securities	12,000	16,117	379,555	389,974
Maturities of marketable securities	529,981	839,347	2,536,725	2,737,523
Other	(220)	6,006	34,880	5,506
Net cash provided by (used in) investing activities	(166,995)	(234,067)	90,227	(729,864)
Cash flows from financing activities
Proceeds from issuance of convertible notes, net of issuance costs	—	8,168	1,137,227	988,582
Purchase of capped calls	—	—	(86,825)	(100,000)
Proceeds from the exercise of stock options	2,916	—	14,671	34,209
Net cash provided by financing activities	2,916	8,168	1,065,073	922,791
Change in cash, cash equivalents, and restricted cash	21,449	(278,444)	1,448,180	25,283
Cash, cash equivalents, and restricted cash, beginning of period	1,973,274	824,987	546,543	521,260
Cash, cash equivalents, and restricted cash, end of period	$1,994,723	$546,543	$1,994,723	$546,543
Supplemental disclosures
Cash paid for income taxes, net	$9,105	$1,013	$25,333	$3,692
Cash paid for interest	$638	$1,641	$10,887	$12,019
Supplemental disclosures of non-cash activities
Net change in accounts payable and accrued expenses and other current liabilities related to property and equipment additions	$2,370	$1,584	$6,498	$2,732

SNAP INC.

CONSOLIDATED STATEMENTS OF OPERATIONS

(in thousands, except per share amounts, unaudited)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2021	2020	2021	2020
Revenue	$1,297,885	$911,322	$4,117,048	$2,506,626
Costs and expenses:
Cost of revenue	449,151	385,546	1,750,246	1,182,505
Research and development	434,195	318,446	1,565,467	1,101,561
Sales and marketing	245,228	157,634	792,764	555,468
General and administrative	194,438	146,932	710,640	529,164
Total costs and expenses	1,323,012	1,008,558	4,819,117	3,368,698
Operating loss	(25,127)	(97,236)	(702,069)	(862,072)
Interest income	1,554	1,969	5,199	18,127
Interest expense	(4,050)	(29,176)	(17,676)	(97,228)
Other income (expense), net	63,204	29,471	240,175	14,988
Gain (loss) before income taxes	35,581	(94,972)	(474,371)	(926,185)
Income tax benefit (expense)	(13,031)	(18,127)	(13,584)	(18,654)
Net income (loss)	$22,550	$(113,099)	$(487,955)	$(944,839)
Net income (loss) per share attributable to Class A, Class B, and Class C common stockholders:
Basic	$0.01	$(0.08)	$(0.31)	$(0.65)
Diluted	$0.01	$(0.08)	$(0.31)	$(0.65)
Weighted average shares used in computation of net income (loss) per share:
Basic	1,604,778	1,484,277	1,558,997	1,455,693
Diluted	1,668,879	1,484,277	1,558,997	1,455,693

SNAP INC.

CONSOLIDATED BALANCE SHEETS

(in thousands, except par value)

	December 31, 2021	September 30, 2021	December 31, 2020
	(unaudited)	(unaudited)
Assets
Current assets
Cash and cash equivalents	$1,993,809	$1,972,358	$545,618
Marketable securities	1,699,076	1,509,463	1,991,922
Accounts receivable, net of allowance	1,068,873	913,539	744,288
Prepaid expenses and other current assets	92,244	76,669	56,147
Total current assets	4,854,002	4,472,029	3,337,975
Property and equipment, net	202,644	189,946	178,709
Operating lease right-of-use assets	322,252	291,181	269,728
Intangible assets, net	277,654	261,131	105,929
Goodwill	1,588,452	1,484,108	939,259
Other assets	291,302	412,770	192,638
Total assets	$7,536,306	$7,111,165	$5,024,238
Liabilities and Stockholders’ Equity
Current liabilities
Accounts payable	$125,282	$91,769	$71,908
Operating lease liabilities	52,396	56,191	41,077
Accrued expenses and other current liabilities	674,108	660,536	554,342
Total current liabilities	851,786	808,496	667,327
Convertible senior notes, net	2,253,087	2,252,079	1,675,169
Operating lease liabilities, noncurrent	325,509	292,506	287,292
Other liabilities	315,756	317,968	64,474
Total liabilities	3,746,138	3,671,049	2,694,262
Commitments and contingencies
Stockholders’ equity
Class A non-voting common stock, $0.00001 par value. 3,000,000 shares authorized, 1,364,887, 1,349,890, and 1,248,010 shares issued and outstanding at December 31, 2021, September 30, 2021, and December 31, 2020, respectively.	14	13	12
Class B voting common stock, $0.00001 par value. 700,000 shares authorized, 22,769, 23,636, and 23,696 shares issued and outstanding at December 31, 2021, September 30, 2021, and December 31, 2020, respectively.	—	—	—
Class C voting common stock, $0.00001 par value. 260,888 shares authorized, 231,627, 231,627, and 231,627 shares issued and outstanding at December 31, 2021, September 30, 2021, and December 31, 2020, respectively.	2	2	2
Additional paid-in capital	12,069,097	11,737,338	10,200,141
Accumulated other comprehensive income (loss)	5,521	9,779	21,363
Accumulated deficit	(8,284,466)	(8,307,016)	(7,891,542)
Total stockholders’ equity	3,790,168	3,440,116	2,329,976
Total liabilities and stockholders’ equity	$7,536,306	$7,111,165	$5,024,238

SNAP INC.

RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES

(in thousands, unaudited)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2021	2020	2021	2020
Free Cash Flow reconciliation:
Net cash provided by (used in) operating activities	$185,528	$(52,545)	$292,880	$(167,644)
Less:
Purchases of property and equipment	(24,565)	(16,447)	(69,875)	(57,832)
Free Cash Flow	$160,963	$(68,992)	$223,005	$(225,476)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2021	2020	2021	2020
Adjusted EBITDA reconciliation:
Net income (loss)	$22,550	$(113,099)	$(487,955)	$(944,839)
Add (deduct):
Interest income	(1,554)	(1,969)	(5,199)	(18,127)
Interest expense	4,050	29,176	17,676	97,228
Other (income) expense, net	(63,204)	(29,471)	(240,175)	(14,988)
Income tax (benefit) expense	13,031	18,127	13,584	18,654
Depreciation and amortization	34,863	22,811	119,141	86,744
Stock-based compensation expense	297,564	219,882	1,092,135	770,182
Payroll tax expense related to stock-based compensation	19,493	20,152	107,479	50,309
Adjusted EBITDA	$326,793	$165,609	$616,686	$45,163

Total depreciation and amortization expense by function:

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2021	2020	2021	2020
Depreciation and amortization expense:
Cost of revenue	$4,832	$5,533	$19,711	$22,205
Research and development	19,444	10,723	62,159	37,627
Sales and marketing	7,118	3,136	21,772	12,916
General and administrative	3,469	3,419	15,499	13,996
Total	$34,863	$22,811	$119,141	$86,744

SNAP INC.

RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES (continued)

(in thousands, except per share amounts, unaudited)

Total stock-based compensation expense by function:

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2021	2020	2021	2020
Stock-based compensation expense:
Cost of revenue	$2,586	$2,896	$17,221	$9,367
Research and development	202,953	155,436	740,130	533,272
Sales and marketing	45,991	28,964	164,241	108,270
General and administrative	46,034	32,586	170,543	119,273
Total	$297,564	$219,882	$1,092,135	$770,182

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2021	2020	2021	2020
Non-GAAP net income (loss) reconciliation:
Net income (loss)	$22,550	$(113,099)	$(487,955)	$(944,839)
Amortization of intangible assets	20,228	9,727	63,184	33,507
Stock-based compensation expense	297,564	219,882	1,092,135	770,182
Payroll tax expense related to stock-based compensation	19,493	20,152	107,479	50,309
Income tax adjustments	(374)	(511)	(192)	(96)
Non-GAAP net income (loss)	$359,461	$136,151	$774,651	$(90,937)

Weighted-average common shares - Diluted(1)	1,668,879	1,484,277	1,558,997	1,455,693

Non-GAAP diluted net income (loss) per share reconciliation:
Diluted net income (loss) per share	$0.01	$(0.08)	$(0.31)	$(0.65)
Non-GAAP adjustment to net income (loss)	0.21	0.17	0.81	0.59
Non-GAAP diluted net income (loss) per share	$0.22	$0.09	$0.50	$(0.06)

(1)

For the three months ended December 31, 2021, the weighted average common shares used in computation of diluted net income per share excludes shares underlying outstanding convertible notes and capped calls as such shares were anti-dilutive. For the twelve months ended December 31, 2021, and the three and twelve months ended December 31, 2020, the weighted average common shares used in computation of diluted net loss per share excludes shares underlying outstanding stock-based awards, convertible notes, and capped calls as such shares were anti-dilutive.

SNAP INC.

SUPPLEMENTAL FINANCIAL INFORMATION AND BUSINESS METRICS

(dollars and shares in thousands, except per user amounts, unaudited)

	Q3 2020	Q4 2020	Q1 2021	Q2 2021	Q3 2021	Q4 2021
Cash Flows and Shares
Net cash provided by (used in) operating activities	$(54,828)	$(52,545)	$136,886	$(101,086)	$71,552	$185,528
Net cash provided by (used in) operating activities - YoY (year-over-year)	28%	21%	(2,079)%	(52)%	231%	453%
Net cash provided by (used in) operating activities - TTM (trailing twelve months)	$(181,941)	$(167,644)	$(37,041)	$(71,573)	$54,807	$292,880
Purchases of property and equipment	$(14,727)	$(16,447)	$(10,851)	$(14,623)	$(19,836)	$(24,565)
Purchases of property and equipment - YoY	86%	81%	—	(7)%	35%	49%
Purchases of property and equipment - TTM	$(50,478)	$(57,832)	$(57,792)	$(56,648)	$(61,757)	$(69,875)
Free Cash Flow	$(69,555)	$(68,992)	$126,035	$(115,709)	$51,716	$160,963
Free Cash Flow - YoY	17%	9%	2,835%	(41)%	174%	333%
Free Cash Flow - TTM	$(232,419)	$(225,476)	$(94,833)	$(128,221)	$(6,950)	$223,005
Common shares outstanding	1,484,716	1,503,333	1,519,001	1,576,744	1,605,153	1,619,283
Common shares outstanding - YoY	7%	6%	6%	8%	8%	8%
Shares underlying stock-based awards	138,914	126,287	110,190	104,516	92,726	82,814
Shares underlying stock-based awards - YoY	(21)%	(21)%	(26)%	(31)%	(33)%	(34)%
Total common shares outstanding plus shares underlying stock-based awards	1,623,630	1,629,620	1,629,191	1,681,260	1,697,879	1,702,097
Total common shares outstanding plus shares underlying stock-based awards - YoY	4%	3%	3%	4%	5%	4%

Results of Operations
Revenue	$678,668	$911,322	$769,584	$982,108	$1,067,471	$1,297,885
Revenue - YoY	52%	62%	66%	116%	57%	42%
Revenue - TTM	$2,156,193	$2,506,626	$2,813,732	$3,341,682	$3,730,485	$4,117,048
Revenue by region(1)
North America	$492,928	$659,163	$552,972	$701,735	$786,917	$932,077
North America - YoY	56%	73%	75%	129%	60%	41%
North America - TTM	$1,497,347	$1,774,481	$2,011,803	$2,406,798	$2,700,787	$2,973,701
Europe	$102,480	$141,608	$113,619	$152,268	$153,121	$208,912
Europe - YoY	49%	54%	49%	94%	49%	48%
Europe - TTM	$349,486	$399,221	$436,342	$509,975	$560,616	$627,920
Rest of World	$83,260	$110,551	$102,993	$128,105	$127,433	$156,896
Rest of World - YoY	35%	27%	46%	86%	53%	42%
Rest of World - TTM	$309,360	$332,924	$365,587	$424,909	$469,082	$515,427
Operating loss	$(167,864)	$(97,236)	$(303,606)	$(192,512)	$(180,824)	$(25,127)
Operating loss - YoY	27%	62%	(6)%	38%	(8)%	74%
Operating loss - Margin	(25)%	(11)%	(39)%	(20)%	(17)%	(2)%
Operating loss - TTM	$(1,018,432)	$(862,072)	$(879,314)	$(761,218)	$(774,178)	$(702,069)
Net income (loss)	$(199,853)	$(113,099)	$(286,882)	$(151,664)	$(71,959)	$22,550
Net income (loss) - YoY	12%	53%	6%	53%	64%	120%
Net income (loss) - TTM	$(1,072,444)	$(944,839)	$(925,785)	$(751,498)	$(623,604)	$(487,955)
Adjusted EBITDA	$56,361	$165,609	$(1,709)	$117,403	$174,199	$326,793
Adjusted EBITDA - YoY	233%	291%	98%	223%	209%	97%
Adjusted EBITDA - Margin(2)	8%	18%	—	12%	16%	25%
Adjusted EBITDA - TTM	$(78,139)	$45,163	$124,691	$337,664	$455,502	$616,686

(1)

Total revenue for geographic reporting is apportioned to each region based on our determination of the geographic location in which advertising impressions are delivered, as this approximates revenue based on user activity. This allocation is consistent with how we determine ARPU.

(2)	We define Adjusted EBITDA margin as Adjusted EBITDA divided by GAAP revenue.

SNAP INC.

SUPPLEMENTAL FINANCIAL INFORMATION AND BUSINESS METRICS (continued)

(dollars and shares in thousands, except per user amounts, unaudited)

	Q3 2020	Q4 2020	Q1 2021	Q2 2021	Q3 2021	Q4 2021
Other
DAU (in millions)	249	265	280	293	306	319
DAU - YoY	18%	22%	22%	23%	23%	20%
DAU by region (in millions)
North America	90	92	93	95	96	97
North America - YoY	7%	6%	5%	6%	7%	6%
Europe	72	74	77	78	80	82
Europe - YoY	10%	10%	9%	10%	11%	11%
Rest of World	87	99	111	120	130	140
Rest of World - YoY	43%	55%	57%	55%	49%	41%
ARPU	$2.73	$3.44	$2.74	$3.35	$3.49	$4.06
ARPU - YoY	28%	33%	36%	76%	28%	18%
ARPU by region
North America	$5.49	$7.19	$5.94	$7.37	$8.20	$9.58
North America - YoY	46%	63%	66%	116%	49%	33%
Europe	$1.43	$1.91	$1.48	$1.95	$1.92	$2.54
Europe - YoY	36%	39%	36%	76%	34%	33%
Rest of World	$0.95	$1.11	$0.93	$1.07	$0.98	$1.12
Rest of World - YoY	(6)%	(18)%	(7)%	20%	3%	1%
Employees (full-time; excludes part-time, contractors, and temporary personnel)	3,713	3,863	4,043	4,667	5,190	5,661
Employees - YoY	28%	21%	18%	31%	40%	47%

Depreciation and amortization expense
Cost of revenue	$5,615	$5,533	$5,276	$4,727	$4,876	$4,832
Research and development	9,526	10,723	11,036	14,358	17,321	19,444
Sales and marketing	3,233	3,136	3,186	5,162	6,306	7,118
General and administrative	3,430	3,419	4,000	4,023	4,007	3,469
Total	$21,804	$22,811	$23,498	$28,270	$32,510	$34,863
Depreciation and amortization expense - YoY	6%	11%	11%	35%	49%	53%

Stock-based compensation expense
Cost of revenue	$2,623	$2,896	$2,656	$2,847	$9,132	$2,586
Research and development	132,003	155,436	163,793	174,491	198,893	202,953
Sales and marketing	27,393	28,964	29,084	37,491	51,675	45,991
General and administrative	30,061	32,586	41,450	41,771	41,198	46,034
Total	$192,080	$219,882	$237,073	$256,600	$300,898	$297,564
Stock-based compensation expense - YoY	19%	32%	38%	38%	57%	35%